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                                 Exhibit (p)(3)

                     Policy 4.02 Employee Brokerage Accounts
                           as amended October 11, 1999
                                      from
          Banc One Investment Advisors Corporation's Compliance Manual


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4.02 EMPLOYEE BROKERAGE ACCOUNTS
                      BANC ONE INVESTMENT ADVISORS CORPORATION/COMPLIANCE MANUAL
--------------------------------------------------------------------------------
Section 204-2(a)(12) of The Investment Advisers Act of 1940 requires Banc One Investment Advisors Corporation to maintain a record of every transaction in a security by an "advisory representative" in which a direct or indirect beneficial ownership is acquired. In order to comply with this regulation as well as section of The Investment Company Act of 1940, Investment Advisors requires each employee to complete an Outside Brokerage Account Form and report security transactions in affiliated (Banc One Securities Corporation, Banc One Capital Corporation, etc.) or non-affiliated brokerage accounts to the Compliance Department. Brokerage accounts include accounts of the employee, accounts of employee family members including spouse, minor children or adults living in the same household, accounts where the employee is named as trustee, affiliated mutual fund accounts (i.e. The One Group) or any account in which the employee exercises discretion (i.e. self-directed IRA's, custodial accounts). IT IS NOT NECESSARY TO REPORT BROKERAGE ACCOUNTS WHICH HOLD ONLY UNAFFILIATED MUTUAL FUNDS.

In order to meet the requirements set forth above, each employee must contact the broker/dealer and request that the broker/dealer, not the employee, send duplicate confirmations of each security transaction and copies of brokerage statements to the Compliance Department. The Compliance Officer will review employee statements, as needed, for compliance with requirements specified in other policies of Investment Advisors. Those accounts selected will be carefully reviewed for any transactions which appear to be exceptions to firm policy or regulations. The Compliance Officer must obtain a written explanation from the employee and must note any disciplinary action taken against the employee on the report.

Every employee will complete the Brokerage Account Information form at the time of their initial employment with Investment Advisors. In addition, on an annual basis, each employee will be required to update their Brokerage Account Form. Employees will confirm previously reported accounts, provide information on new accounts and report the closing of any accounts. Employees should also contact the Compliance Department immediately upon opening or closing a brokerage account that was not reported at the time of their initial employment or during an annual account update.

The Compliance Officer must maintain the reviewed account statements in a

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separate file entitled, "Employee Account Review" in employee order. These files must be preserved for a continuous period of seven years.

                                                      Amended: December 31, 1997


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                                                   BROKERAGE ACCOUNT INFORMATION
(New Employees)


Information must be provided for all brokerage accounts including those of the employee, the employees' immediate family members (spouse, children, adults living in the same household), affiliated mutual funds (i.e. The One Group), accounts for which the employee acts as trustee, or any other type of account for which the employee exercises discretion (i.e. self-directed IRA's, custodial accounts). ACCOUNTS WHICH HOLD ONLY NON-AFFILIATED MUTUAL FUNDS ACCOUNTS DO NOT NEED TO BE REPORTED.

BROKER ACCOUNT ACCOUNT RELATIONSHIP
NAME NAME NUMBER TO BOIA EMPLOYEE


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Signature: ___________________________________________


Print Name: ___________________________________________


Date: ______________________
                                                      Amended: December 31, 1997


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                          BROKERAGE ACCOUNT INFORMATION
(ANNUAL UPDATE)

Information must be provided for all brokerage accounts including those of the employee, the employees' immediate family members (spouse, children, adults living in the same household), affiliated mutual funds (i.e. The One Group), accounts for which the employee acts as trustee, or any other type of account for which the employee exercises discretion (i.e. self-directed IRA's, custodial accounts). ACCOUNTS WHICH HOLD ONLY NON-AFFILIATED MUTUAL FUNDS ACCOUNTS DO NOT NEED TO BE REPORTED.

EXISTING ACCOUNTS

BROKER ACCOUNT ACCOUNT RELATIONSHIP
NAME NAME NUMBER TO BOIA EMPLOYEE

-------------------- -------------------- ---------- ---------------

-------------------- -------------------- ---------- ---------------

-------------------- -------------------- ---------- ---------------

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-------------------- -------------------- ---------- ---------------

ACCOUNTS OPENED DURING THE PAST YEAR

BROKER ACCOUNT ACCOUNT RELATIONSHIP
NAME NAME NUMBER TO BOIA EMPLOYEE

-------------------- -------------------- ---------- ---------------

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-------------------- -------------------- ---------- ---------------

ACCOUNTS CLOSED DURING THE PAST YEAR

BROKER ACCOUNT ACCOUNT RELATIONSHIP
NAME NAME NUMBER TO BOIA EMPLOYEE


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-------------------- -------------------- ---------- ---------------

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Date: _______________ Signature: ___________________________________
                                                      Amended: December 31, 1997


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